Exhibit 99.1

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL DATA

The pro forma financial information presented in this Exhibit 99.1 reflects the sale of substantially all of KANA’s assets (including KANA’s current operating businesses) to Purchaser and the assumption by Purchaser of substantially all of KANA’s liabilities (other than certain specified assets and liabilities) in the Asset Sale. In addition, the information reflects the financial results for the assets to be sold for the two most recent fiscal years. All capitalized terms used herein and not otherwise defined have the meanings set forth in the Current Report on Form 8-K.

At the effective time of the Asset Sale, KANA sold substantially all of its assets to Purchaser (including KANA’s current operating businesses) and Purchaser assumed substantially all of KANA’s liabilities (other than certain specified assets and liabilities) for a cash purchase price of $40,818,843 after adjustments for transaction costs, net working capital and excess net debt (as such terms are defined in the Purchase Agreement). KANA retained its net operating losses, certain other deferred tax assets, cash received upon the exercise of options and warrants between October 26, 2009 and December 23, 2009, certain potential income tax refunds relating to periods prior to the closing, all stockholder and stock option records, all contracts related to any equity investment in KANA and our stockholder rights plan, all insurance policies and certain other immaterial assets.

The historical financial information on which the pro forma statements are based is included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, originally filed with the Securities and Exchange Commission on May 15, 2009 (as amended on June 15, 2009) and our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2009 originally filed with the Securities and Exchange Commission on November 16, 2009. In creating the pro forma information, it was assumed that all revenues, cost of license fees, cost of services, sales and marketing expenses, and research and development expenses will be eliminated as a result of the transaction. General and administrative expenses such as operating salaries, rent, telephone, IT will also be eliminated. Board of Directors fees, audit costs, legal fees related to SEC filings, investor relations expenses, proxy solicitation costs, financial printing costs and directors and officers liability insurance will remain with the corporate entity as presented in the pro forma financials. Costs associated with the transaction have been excluded from presentation in the statements of operations, but are included in the pro forma consolidated balance sheet. No other significant assumptions are included in the pro forma financial information. All other adjustments are of a historical nature. The pro forma financial information should be read in conjunction with our historical consolidated financial statements.

THE PRO FORMA INFORMATION PRESENTED IS NOT NECESSARILY INDICATIVE OF THAT WHICH WOULD HAVE BEEN ATTAINED HAD THE ASSET SALE OCCURRED AT AN EARLIER DATE.

KANA SOFTWARE, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009

(unaudited)

	Nine Months Ended September 30, 2009
	As Reported	Pro Forma Adjustments		Pro Forma As Adjusted
Revenues:
License fees	$5,074	$(5,074	)(A)	$—
Services	30,499	(30,499	)(A)	—

Total revenues	35,573	(35,573)		—

Costs and expenses:
Cost of license fees	1,109	(1,109	)(A)	—
Cost of services	11,779	(11,779	)(A)	—
Amortization of acquired intangible assets	375	(375	)(A)	—
Sales and marketing	7,377	(7,377	)(A)	—
Research and development	10,063	(10,063	)(A)	—
General and administrative	7,025	(5,693	)(A)	1,332	(D)
Restructuring	1,341	(1,341	)(A)	—
Transaction costs	745	(745	)(A)	—
Legal settlement	1,000	(1,000	)(A)	—

Total costs and expenses	40,814	(39,482)		1,332

Loss from operations	(5,241)	(3,909)		(1,332)
Interest and other income (expense), net	(347)	347	(E)	—

Loss before income tax expense	(5,588)	(4,256)		(1,332)
Income tax expense	(57)	57	(F)	—

Net loss	$(5,645)	$(4,313)		$(1,332)

Basic and diluted net loss per share	$(0.14)			$(0.03)

Shares used in computing basic and diluted net loss per share	41,215			41,215

Footnotes

(A)	To reflect the sale of the assets and assumption of the liabilities as of the beginning of the respective period presented.

The pro forma adjustments reflect the carrying value of the assets and liabilities as of the respective reporting period.

(D)	To reflect general and administrative costs of the public entity, including, director fees, audit costs, legal fees related to SEC filings, investor relations expenses, proxy solicitation costs, financial printing costs and directors and officers liability insurance.
(E)	To eliminate interest expense.
(F)	To eliminate income tax expense.

KANA SOFTWARE, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(unaudited)

	September 30, 2009 (As Reported)
		Pro Forma Adjustments		Pro Forma As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$1,784	$(1,784	)(A)	$40,819	(B)
Accounts receivable	6,487	(6,487	)(A)	—
Prepaid expenses and other current assets	1,961	(1,961	)(A)	—

Total current assets	10,232	(10,232)		40,819
Restricted cash, long-term	305	(305	)(A)	—
Property and equipment, net	1,311	(1,311	)(A)	—
Goodwill	12,415	(12,415	)(A)	—
Acquired intangible assets, net	1,351	(1,351	)(A)	—
Other assets	77	(77	)(A)	—

Total assets	$25,691	$(25,691)		$40,819

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Line of credit	$3,560	$(3,560	)(A)	$—
Notes payable	985	(985	)(A)	—
Accounts payable	2,952	(2,952	)(A)	—
Accrued liabilities	7,521	(7,521	)(A)	—
Accrued restructuring	722	(722	)(A)	—
Deferred revenue	11,071	(11,071	)(A)	—

Total current liabilities	26,811	(26,811)		—
Deferred revenue, long-term	581	(581	)(A)	—
Accrued restructuring, long-term	54	(54	)(A)	—
Other long-term liabilities	400	(400	)(A)	—

Total liabilities	27,846	(27,846)		—

Commitments and contingencies

Stockholders’ equity (deficit):
Common stock	41			41	(C)
Additional paid-in capital	4,320,114			4,320,114	(C)
Accumulated other comprehensive loss	(911)	911	(A)	—
Accumulated deficit	(4,321,399)	1,244		(4,279,336	)(C) (B)

Total stockholders’ equity (deficit)	(2,155)	2,155		40,819

Total liabilities and stockholders’ equity (deficit)	$25,691	$(25,691)		$40,819

Footnotes

(A)	To reflect the sale of the assets and assumption of the liabilities as of the beginning of the respective period presented.

The pro forma adjustments reflect the carrying value of the assets and liabilities as of the respective reporting period.

(B)	Reflects cash received for purchase of operating assets. Does not reflect amounts withheld from cash received for certain indemnification and other obligations, which is described in the section “Escrow; Holdback of Purchase Price” in the proxy statement filed with the Securities and Exchange Commission on November 27, 2009.
(C)	Reflects remaining equity after sale of operating assets.

KANA SOFTWARE, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2008

(unaudited)

	Year Ended December 31, 2008
	As Reported	Pro Forma Adjustments		Pro Forma As Adjusted
Revenues:
License fees	$17,745	$(17,745	)(A)	$—
Services	47,474	(47,474	)(A)	—

Total revenues	65,219	(65,219)		—

Costs and expenses:
Cost of license fees	1,012	(1,012	)(A)	—
Cost of services	19,675	(19,675	)(A)	—
Amortization of acquired intangible assets	500	(500	)(A)	—
Sales and marketing	22,299	(22,299	)(A)	—
Research and development	13,818	(13,818	)(A)	—
General and administrative	10,572	(8,754	)(A)	1,818	(D)
Restructuring	582	(582	)(A)	—

Total costs and expenses	68,458	(66,640)		1,818

Loss from operations	(3,239)	(1,421)		(1,818)
Interest and other income (expense), net	(411)	411	(E)	—

Loss before income tax expense	(3,650)	(1,832)		(1,818)
Income tax expense	(5)	5	(F)	—

Net loss	$(3,655)	$(1,837)		$(1,818)

Basic and diluted net loss per share	$(0.09)			$(0.04)

Shares used in computing basic and diluted net loss per share	41,212			41,212

Footnotes

(A)	To reflect the sale of the assets and assumption of the liabilities as of the beginning of the respective period presented.

The pro forma adjustments reflect the carrying value of the assets and liabilities as of the respective reporting period.

(D)	To reflect general and administrative costs of the public entity, including, director fees, audit costs, legal fees related to SEC filings, investor relations expenses, proxy solicitation costs, financial printing costs and directors and officers liability insurance.
(E)	To eliminate interest expense.
(F)	To eliminate income tax expense.

KANA SOFTWARE, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

(unaudited)

	Year Ended December 31, 2007
	As Reported	Pro Forma Adjustments		Pro Forma As Adjusted
Revenues:
License fees	$18,071	$(18,071	)(A)	$—
Services	42,723	(42,723	)(A)	—

Total revenues	60,794	(60,794)		—

Costs and expenses:
Cost of license fees	1,239	(1,239	)(A)	—
Cost of services	16,004	(16,004	)(A)	—
Amortization of acquired intangible assets	288	(288	)(A)	—
Sales and marketing	25,261	(25,261	)(A)	—
Research and development	12,650	(12,650	)(A)	—
General and administrative	11,900	(9,990	)(A)	1,910	(D)
Restructuring	567	(567	)(A)	—

Total costs and expenses	67,909	(65,999)		1,910

Loss from operations	(7,115)	(5,205)		(1,910)
Interest and other income (expense), net	(739)	739	(E)	—

Loss before income tax expense	(7,854)	(5,944)		(1,910)
Income tax expense	(167)	167	(F)	—

Net loss	$(8,021)	$(6,111)		$(1,910)

Basic and diluted net loss per share	$(0.22)			$(0.05)

Shares used in computing basic and diluted net loss per share	37,085			37,085

Footnotes

(A)	To reflect the sale of the assets and assumption of the liabilities as of the beginning of the respective period presented.

The pro forma adjustments reflect the carrying value of the assets and liabilities as of the respective reporting period.

(D)	To reflect general and administrative costs of the public entity, including, director fees, audit costs, legal fees related to SEC filings, investor relations expenses, proxy solicitation costs, financial printing costs and directors and officers liability insurance.
(E)	To eliminate interest expense.
(F)	To eliminate income tax expense.

ACQUIRED ASSETS

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(unaudited)

	Nine Months Ended September 30, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Revenues:
License fees	$5,074	$17,745	$18,071
Services	30,499	47,474	42,723

Total revenues	35,573	65,219	60,794

Costs and expenses:
Cost of license fees	1,109	1,012	1,239
Cost of services	11,779	19,675	16,004
Amortization of acquired intangible assets	375	500	288
Sales and marketing	7,377	22,299	25,261
Research and development	10,063	13,818	12,650
General and administrative	5,693	8,754	9,990
Restructuring	1,341	582	567
Transaction costs	745	—	—
Legal settlement	1,000	—	—

Total costs and expenses	39,482	66,640	65,999

Loss from operations	(3,909)	(1,421)	(5,205)
Interest and other income (expense), net	(347)	(411)	(739)

Loss before income tax expense	(4,256)	(1,832)	(5,944)
Income tax expense	(57)	(5)	(167)

Net loss	$(4,313)	$(1,837)	$(6,111)

ACQUIRED ASSETS

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(unaudited)

September 30, 2009
ASSETS
Current assets:
Cash and cash equivalents	$1,784
Accounts receivable, net	6,487
Prepaid expenses and other current assets	1,961

Total current assets	10,232
Restricted cash, long-term	305
Property and equipment, net	1,311
Goodwill	12,415
Acquired intangible assets, net	1,351
Other assets	77

Total assets	$25,691

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Line of credit	$3,560
Notes payable	985
Accounts payable	2,952
Accrued liabilities	7,521
Accrued restructuring	722
Deferred revenue	11,071

Total current liabilities	26,811
Deferred revenue, long-term	581
Accrued restructuring, long-term	54
Other long-term liabilities	400

Total liabilities	27,846

Commitments and contingencies

Stockholders’ equity (deficit):
Common stock	—
Additional paid-in capital	—
Accumulated other comprehensive loss	(911)
Accumulated deficit	(1,244)

Total stockholders’ equity (deficit)	(2,155)

Total liabilities and stockholders’ equity (deficit)	$25,691